UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2022, through April 30, 2023, as provided by primary portfolio managers Gautam Khanna and James DiChiaro of Insight North America LLC, Sub-Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2023, BNY Mellon Core Plus Fund (the “fund”) produced a total return of −.39% for Class A shares, −1.23% for Class C shares, −.14% for Class I shares and −.21% for Class Y shares. 1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −.43% for the period.2

The fixed-income market produced negative returns, on average, over the reporting period, largely due to persistent inflation and higher interest rates. The fund’s Class A, I and Y shares outperformed the Index due to asset allocation in the mortgage-backed securities and government-related segment. Shorter relative duration also contributed, as did security selection in investment-grade corporate bonds.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund primarily invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund primarily invests in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s sub-adviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s sub-adviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative values through industry/sector analysis and detailed individual security selection. We analyze issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Inflation Retreats, Rate Hikes Ease

The reporting period was marked by rising inflation early on, followed by easing later as the Federal Reserve (the “Fed”) continued its hawkish rhetoric and tightening monetary policy. In addition to hiking rates, the Fed continued “quantitative tightening” — letting the Treasuries and mortgage-backed securities on its balance sheet mature and thus reduce the Fed’s holdings.

The Fed raised the federal funds rate eight times during the period, bringing the target rate from .25%-.50% to 4.75%-5.00%. As inflation began to ease, the Fed moderated the magnitude of its increases to just 25 basis points in February and March 2023. Central banks in most other developed markets largely followed suit with tightening in the face of persistent inflation.

The Treasury market experienced volatility, with short-term rates rising as the federal funds rate increased. While the yield curve steepened slightly early in the period, long-term rates generally declined in response to high inflation and Fed hikes. The yield curve remained inverted for much of the reporting period, suggesting that an economic slowdown was on the horizon.

The global economy slowed, hindered by higher rates but also by persistent uncertainty about the direction of the Russia-Ukraine war. China’s decision to lift its COVID-19 restrictions in response to domestic protests provided some support to global growth.

Despite the weakening economic data, job growth in the U.S. market continued to be relatively strong. But concerns have been heightened by a crisis among regional banks. In addition, the ISM Purchasing Managers Index also continued to indicate contraction, and the University of Michigan’s consumer sentiment index declined more than expected in March 2023.

In emerging markets, China’s economy appeared to be benefiting from lifted COVID-19 restrictions, growing strongly late in the reporting period. Inflation also declined in China as well as many other emerging markets.

Allocation and Security Selection Aided Performance

The fund largely outperformed the Index, primarily due to an underweight allocation to the mortgage-backed securities and government-related segment of the market. The fund’s short duration versus the Index contributed positively as well, as longer-term bonds were hurt more by the Fed’s interest-rate increases. Favorable security selection decisions in the investment-grade corporate bond market also added positively to performance.

On a less positive note, while the fund’s overweight allocation to emerging markets added positively to relative returns, security selection more than offset that effect. Fund performance was also hampered somewhat by security selections in the U.S. high yield corporate market.

Slower Growth Likely

The global economy is widely expected to slow. The World Bank reduced its forecast for economic growth in 2023 to just 1.7% and said the world faces a possible recession due to rising rates, high inflation, weakening demand and the distortion caused by the Ukraine war.

As the effects of higher interest rates feed through, some slowing in economic activity may occur, but the outlook for global growth shows some signs of improvement. Few expect a surge in activity in 2023 or 2024, and recent events in the banking sector highlight the fragility of some constituent parts. While we do not consider it likely that the recent turmoil will broaden into a more widespread banking sector crisis, it may discourage some central banks from increasing interest rates further if they can point to improvements in inflation. Broadly, the emerging markets may be slightly ahead of the developed markets in the economic cycle, as long as inflation continues to dip. However, any worsening in the Russia-Ukraine conflict could challenge this.

We expect growth to slow notably in 2023, to around 1.0%-1.5%, as the economy feels the full effects of the Fed’s rapid monetary tightening over the last 12 months. We do not envisage a recession but a gradual recovery as 2024 progresses, resulting in overall GDP growth of around 1% or less for the year. We expect a slow recovery as current strength in consumer spending is ebbing away due to tighter bank lending and the resumption of

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

student loan payments that were suspended during the pandemic. Our expectation remains that the Fed is likely to increase rates a little further, but it may feel the need to do more if inflation does not fall rapidly enough.

We believe the recent collapse of two regional banks in the U.S. and the troubles at Credit Suisse are more of a result of idiosyncratic issues rather than necessarily being the start of a broader systemic financial crisis, and policymakers have moved quickly to restore confidence. A key question remains as to how much these issues will lead to tighter financial conditions, and what impact that will have upon economic growth.

We believe the widening in spreads following this mini-crisis presented an attractive opportunity to add some risk in investment-grade credit. Although central banks face a tricky balancing act, headline inflation appears to have peaked globally; supply chain bottlenecks have largely dissipated, and commodity prices have softened. This should give central banks greater flexibility as inflation returns toward target, and economic activity appears to be weathering the storm, at least for now. The income provided by investment-grade credit is sufficient to provide attractive returns and help to mitigate any potential increase in government bond yields. There is also the potential for spreads to rally later in the year, once confidence grows that rates have peaked, and recession has been avoided.

May 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 1, 2023, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core Plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

2 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Core Plus Fund on 04/30/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 04/30/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/2023
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.50%)	2/2/18	-4.84%	.81%	1.52%	††
without sales charge	2/2/18	-.39%	1.73%	1.98%	††
Class C shares
with applicable redemption charge †	2/2/18	-2.20%	.97%	1.58%	††
without redemption	2/2/18	-1.23%	.97%	1.58%	††
Class I shares	2/2/18	-.14%	2.01%	2.12%	††
Class Y shares	12/2/10	-.21%	2.02%	2.13%	††
Bloomberg U.S. Aggregate Bond Index	11/30/10	-.43%	1.18%	1.32%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.55	$7.45	$2.27	$2.06
Ending value (after expenses)	$1,077.70	$1,072.60	$1,079.00	$1,078.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.46	$7.25	$2.21	$2.01
Ending value (after expenses)	$1,021.37	$1,017.60	$1,022.61	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .69% for Class A, 1.45% for Class C, .44% for Class I and .40% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2%
Aerospace & Defense - 1.3%
Rolls-Royce PLC, Gtd. Notes	5.75	10/15/2027	2,360,000	[a]	2,357,733
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	6,887,000		6,404,493
The Boeing Company, Sr. Unscd. Notes	4.88	5/1/2025	6,702,000		6,696,198
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	791,000		787,712
TransDigm, Inc., Sr. Scd. Notes	6.75	8/15/2028	579,000	[a]	588,722
				16,834,858
Agriculture - .4%
Altria Group, Inc., Gtd. Notes	4.80	2/14/2029	247,000		245,412
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	1,998,000		1,820,145
Philip Morris International, Inc., Sr. Unscd. Notes	2.10	5/1/2030	3,470,000		2,918,691
Philip Morris International, Inc., Sr. Unscd. Notes	5.63	11/17/2029	544,000		568,532
				5,552,780
Airlines - 1.7%
Air Canada, Sr. Scd. Notes	3.88	8/15/2026	392,000	[a]	363,360
Air Canada Pass Through Trust, Ser. 2020-2, Cl. A	5.25	4/1/2029	1,096,579	[a]	1,075,430
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	142,000		130,336
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	210,064		187,955
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	1,889,754		1,640,641
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.50	4/20/2026	2,406,000	[a]	2,365,444
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.75	4/20/2029	1,105,000	[a]	1,051,491
British Airways Pass Through Trust, Ser. 2020-1, Cl. A	4.25	11/15/2032	560,160	[a]	522,127
Delta Air Lines, Inc./Skymiles IP Ltd., Sr. Scd. Notes	4.50	10/20/2025	599,006	[a]	587,648
Delta Air Lines, Inc./Skymiles IP Ltd., Sr. Scd. Notes	4.75	10/20/2028	2,009,000	[a]	1,952,094
JetBlue Pass Through Trust, Ser. 2020-1, Cl. 1A	4.00	11/15/2032	6,910,421		6,376,807
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	100,050		94,844

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Airlines - 1.7% (continued)
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	892,598		825,407
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,289,149		1,977,565
United Airlines Pass Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	1,376,997		1,378,599
United Airlines, Inc., Sr. Scd. Notes	4.38	4/15/2026	424,000	[a]	405,439
United Airlines, Inc., Sr. Scd. Notes	4.63	4/15/2029	2,193,000	[a]	1,987,027
				22,922,214
Asset-Backed Certificates - 3.7%
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2	5.30	6/21/2028	510,514	[a]	507,936
Blackbird Capital Aircraft, Ser. 2021-1A, Cl. A	2.44	7/15/2046	4,309,060	[a]	3,787,243
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1	1.69	7/15/2060	3,240,905	[a]	2,944,297
DataBank Issuer, Ser. 2021-2A, CI. A2	2.40	10/25/2051	4,198,000	[a]	3,692,191
DB Master Finance LLC, Ser. 2021-1A, Cl. A2I	2.05	11/20/2051	4,308,463	[a]	3,838,451
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I	2.66	4/25/2051	3,453,520	[a]	2,993,028
Flexential Issuer, Ser. 2021-1A, Cl. A2	3.25	11/27/2051	4,035,000	[a]	3,631,260
InStar Leasing III LLC, Ser. 2021-1A, Cl. A	2.30	2/15/2054	1,503,567	[a]	1,269,884
Marlette Funding Trust, Ser. 2022-3A, Cl. A	5.18	11/15/2032	507,277	[a]	503,336
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	7,596,000	[a]	6,609,305
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, 1 Month LIBOR +3.00%	8.02	3/25/2026	3,714,000	[a,b]	3,750,859
PNMAC FMSR Issuer Trust, Ser. 2018-FT1, Cl. A, 1 Month LIBOR +3.65%	8.67	4/25/2023	125,000	[a,b]	123,939
Purewest Funding LLC, Ser. 2021-1, Cl. A1	4.09	12/22/2036	1,898,975	[a]	1,811,832
Slam Ltd., Ser. 2021-1A, Cl. A	2.43	6/15/2046	8,205,887	[a]	7,162,806
TIF Funding II LLC, Ser. 2021-1A, Cl. A	1.65	2/20/2046	3,052,661	[a]	2,591,202
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	763,126	[a]	643,086
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A	3.10	5/15/2046	4,269,018	[a]	3,411,512
				49,272,167

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Asset-Backed Certificates/Auto Receivables - .3%
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2	2.05	1/20/2026	692,735		686,374
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A	2.33	8/20/2026	1,575,000	[a]	1,481,153
OSCAR US Funding Trust IX LLC, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	103,579	[a]	103,277
Santander Drive Auto Receivables Trust, Ser. 2022-5, CI. A3	4.11	8/17/2026	1,171,000		1,157,542
				3,428,346
Asset-Backed Certificates/Student Loans - .4%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1	2.54	1/25/2047	2,433,003	[a]	2,204,502
Laurel Road Prime Student Loan Trust, Ser. 2017-C, Cl. A2B	2.81	11/25/2042	137,665	[a]	135,256
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. A	0.84	5/15/2069	667,662	[a]	586,556
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. B	2.24	5/15/2069	766,000	[a]	561,167
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	75,133	[a]	72,129
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, 1 Month LIBOR +0.75%	5.70	10/15/2035	50,173	[a,b]	49,588
SoFi Professional Loan Program LLC, Ser. 2017-C, Cl. B	3.56	7/25/2040	2,201,000	[a]	2,076,044
				5,685,242
Automobiles & Components - 2.1%
Ford Motor Credit Co., Sr. Unscd. Notes	2.30	2/10/2025	8,740,000		8,149,721
Ford Motor Credit Co., Sr. Unscd. Notes	3.37	11/17/2023	2,535,000		2,495,268
Ford Motor Credit Co., Sr. Unscd. Notes	4.54	8/1/2026	3,004,000		2,837,276
General Motors Co., Sr. Unscd. Notes	6.80	10/1/2027	2,355,000		2,490,828
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	7,880,000		6,226,430
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.60	6/21/2030	4,332,000		3,799,100
Stellantis Finance US, Inc., Gtd. Notes	2.69	9/15/2031	1,551,000	[a]	1,263,804
				27,262,427
Banks - 7.3%
ABN AMRO Bank NV, Sub. Notes	4.75	7/28/2025	635,000	[a]	618,355
ABN AMRO Bank NV, Sub. Notes	4.80	4/18/2026	800,000	[a]	778,509
AIB Group PLC, Sr. Unscd. Notes	4.26	4/10/2025	1,504,000	[a]	1,476,991

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Banks - 7.3% (continued)
Bank of America Corp., Sr. Unscd. Notes	3.37	1/23/2026	588,000		566,792
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,191,134
Bank of America Corp., Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,590,050
Bank of America Corp., Sr. Unscd. Notes	3.71	4/24/2028	230,000		218,254
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	5,190,000		4,927,124
Bank of America Corp., Sr. Unscd. Notes	4.00	4/1/2024	1,146,000		1,133,470
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	3,742,000		3,769,989
Citigroup, Inc., Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	3,944,000	[c]	3,445,478
Citigroup, Inc., Sr. Unscd. Notes	3.89	1/10/2028	2,745,000		2,642,052
Citigroup, Inc., Sr. Unscd. Notes	4.65	7/30/2045	2,810,000		2,586,449
Citigroup, Inc., Sub. Notes	4.60	3/9/2026	181,000		179,005
Citigroup, Inc., Sub. Notes	4.75	5/18/2046	830,000		728,512
Citigroup, Inc., Sub. Notes	5.30	5/6/2044	174,000		165,705
Comerica, Inc., Sr. Unscd. Notes	3.70	7/31/2023	5,641,000		5,585,267
Credit Suisse Group AG, Sr. Unscd. Notes	2.59	9/11/2025	2,867,000	[a]	2,673,624
Credit Suisse Group AG, Sr. Unscd. Notes	3.09	5/14/2032	722,000	[a]	579,990
Credit Suisse Group AG, Sr. Unscd. Notes	6.54	8/12/2033	914,000	[a]	928,709
Deutsche Bank AG, Sr. Unscd. Notes	6.72	1/18/2029	1,596,000	[d]	1,624,260
Deutsche Bank AG, Sub. Notes	7.08	2/10/2034	2,031,000		1,901,914
Fifth Third Bancorp, Sr. Unscd. Notes	2.38	1/28/2025	3,333,000		3,138,190
HSBC Capital Funding Dollar 1 LP, Gtd. Notes	10.18	6/30/2030	325,000	[a,c]	397,986
HSBC Holdings PLC, Jr. Sub. Notes	4.60	12/17/2030	5,303,000	[c]	4,020,337
ING Groep NV, Sr. Unscd. Notes	3.87	3/28/2026	5,462,000		5,292,246
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	10,300,000		8,657,816
JPMorgan Chase & Co., Sr. Unscd. Notes	2.70	5/18/2023	260,000		259,669
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,599,098
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,323,633
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000		6,625,088
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,447,014

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Banks - 7.3% (continued)
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	875,000		880,410
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.62	4/22/2032	9,150,000		7,641,317
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.50	11/16/2026	182,000		173,753
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.69	6/5/2028	700,000		666,517
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,135,472
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.48	8/23/2028	1,810,000		1,777,120
The Goldman Sachs Group, Inc., Sr. Unscd. Notes, 3 Month LIBOR +1.60%	6.55	11/29/2023	1,125,000	[b]	1,130,054
The Goldman Sachs Group, Inc., Sr. Unscd. Notes, 3 Month LIBOR +1.75%	7.02	10/28/2027	250,000	[b]	254,570
Wells Fargo & Co., Jr. Sub. Notes, Ser. BB	3.90	3/15/2026	5,274,000	[c]	4,592,692
Westpac Banking Corp., Sub. Notes	2.67	11/15/2035	4,651,000		3,653,634
				96,978,249
Beverage Products - .5%
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.70	2/1/2036	1,385,000		1,394,526
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.00	4/13/2028	605,000		599,866
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	4.50	6/1/2050	2,785,000		2,635,233
Constellation Brands, Inc., Sr. Unscd. Notes	5.00	2/2/2026	1,719,000		1,714,191
				6,343,816
Building Materials - ..2%
Cemex SAB de CV, Sr. Sub. Notes	9.13	3/14/2028	964,000	[a,c]	958,458
Masonite International Corp., Gtd. Notes	3.50	2/15/2030	368,000	[a]	315,614
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes	6.00	11/1/2028	1,835,000	[a]	1,719,710
				2,993,782
Chemicals - 1.3%
Alpek SAB de CV, Gtd. Notes	3.25	2/25/2031	2,369,000	[a]	1,932,435
Braskem Idesa SAPI, Sr. Scd. Notes	6.99	2/20/2032	3,785,000	[a]	2,711,006
Braskem Idesa SAPI, Sr. Scd. Notes	7.45	11/15/2029	2,257,000	[a]	1,787,857
Braskem Netherlands Finance BV, Gtd. Notes	5.88	1/31/2050	3,008,000	[a]	2,297,971

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Chemicals - 1.3% (continued)
Celanese US Holdings LLC, Gtd. Notes	6.17	7/15/2027	5,201,000		5,268,510
Nutrien Ltd., Sr. Unscd. Notes	4.90	3/27/2028	401,000		402,865
Orbia Advance Corp., Gtd. Notes	2.88	5/11/2031	2,518,000	[a]	2,047,764
SABIC Capital II BV, Gtd. Bonds	4.00	10/10/2023	745,000	[a]	740,847
				17,189,255
Collateralized Loan Obligations Debt - 4.9%
Antares Ltd. CLO, Ser. 2017-1A, Cl. BR, 3 Month LIBOR +2.00%	7.25	4/20/2033	275,000	[a,b]	262,014
Apidos XXXIX Ltd. CLO, Ser. 2022-39A, Cl. A1, 3 Month TSFR +1.30%	6.36	4/21/2035	5,000,000	[a,b]	4,952,655
Cerberus Loan Funding XXVII LP CLO, Ser. 2019-2A, Cl. A1, 3 Month LIBOR +1.80%	7.06	1/15/2032	5,000,000	[a,b]	4,950,125
Fortress Credit Opportunities IX Ltd. CLO, Ser. 2017-9A, Cl. A1TR, 3 Month LIBOR +1.55%	6.81	10/15/2033	1,800,000	[a,b]	1,750,767
Golub Capital Partners Ltd. CLO, Ser. 2020-47A, Cl. C1, 3 Month LIBOR +3.25%	8.06	5/5/2032	6,030,000	[a,b]	5,852,719
IVY Hill Middle Market Credit Fund XII Ltd. CLO, Ser. 12A, CI. A2AR, 3 Month LIBOR +1.90%	7.15	7/20/2033	340,000	[a,b]	321,641
IVY Hill Middle Market Credit Fund XVIII Ltd. CLO, Ser. 18A, Cl. A, 3 Month LIBOR +1.50%	6.77	4/22/2033	7,850,000	[a,b]	7,642,826
MCF IX Ltd. CLO, Ser. 2019-1A, Cl. A1R, 3 Month TSFR +1.50%	6.49	7/17/2031	4,979,000	[a,b]	4,890,548
MF1 Ltd. CLO, Ser. 2021-FL7, CI. AS, 1 Month LIBOR +1.45%	6.41	10/16/2036	6,578,500	[a,b]	6,386,785
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. A, 1 Month SOFR +1.35%	6.13	2/19/2037	3,435,500	[a,b]	3,342,225
Neuberger Berman Loan Advisers 47 Ltd. CLO, Ser. 2022-47A, CI. A, 3 Month TSFR +1.30%	6.29	4/14/2035	5,680,688	[a,b]	5,557,786
Stratus 2021-3 Ltd. CLO, Ser. 2021-3A, CI. A, 3 Month LIBOR +0.95%	6.20	12/29/2029	3,364,948	[a,b]	3,334,600
VCP II Ltd. CLO, Ser. 2021-2A, Cl. A1, 3 Month LIBOR +1.67%	6.93	4/15/2031	12,500,000	[a,b]	12,365,550
Woodmont LP CLO, Ser. 2017-3A, Cl. BR, 3 Month LIBOR +2.20%	7.45	4/20/2032	3,500,500	[a,b]	3,352,615
				64,962,856
Commercial & Professional Services - 1.3%
Adani Ports & Special Economic Zone Ltd., Sr. Unscd. Notes	3.38	7/24/2024	5,732,000	[a]	5,510,585
Ashtead Capital, Inc., Gtd. Notes	4.00	5/1/2028	1,386,000	[a]	1,301,382

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Commercial & Professional Services - 1.3% (continued)
Ashtead Capital, Inc., Gtd. Notes	4.25	11/1/2029	200,000	[a]	186,746
DP World Ltd./United Arab Emirates, Sr. Unscd. Notes	6.85	7/2/2037	690,000		773,939
ERAC USA Finance LLC, Gtd. Bonds	4.50	2/15/2045	3,160,000	[a]	2,845,944
ERAC USA Finance LLC, Gtd. Notes	3.85	11/15/2024	1,895,000	[a]	1,860,812
Global Payments, Inc., Sr. Unscd. Notes	5.40	8/15/2032	1,785,000		1,766,710
Prime Security Services Borrower LLC/Prime Finance, Inc., Sr. Scd. Notes	3.38	8/31/2027	2,188,000	[a]	1,958,282
Triton Container International Ltd., Gtd. Notes	3.15	6/15/2031	1,146,000	[a]	909,743
				17,114,143
Commercial Mortgage Pass-Through Certificates - 1.2%
BXHPP Trust, Ser. 2021-FILM, Cl. C, 1 Month LIBOR +1.10%	6.05	8/15/2036	1,181,000	[a,b]	1,060,363
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,465,078
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D	2.77	11/10/2046	705,000	[a]	529,407
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[a]	803,153
Imperial Fund Mortgage Trust, Ser.2023-NQM1, CI. A1	5.94	2/25/2068	1,471,316	[a]	1,471,769
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1	0.94	10/25/2058	1,395,359	[a]	1,262,977
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	4/25/2061	6,696,935	[a]	5,826,742
PNMAC GMSR Issuer Trust, Ser. 2018-GT2, Cl. A, 1 Month LIBOR +2.65%	7.67	8/25/2025	125,000	[a,b]	123,568
The Prudential Home Mortgage Securities Company, Inc., Ser. 1994-A, Cl. 5B	6.73	4/28/2024	16	[a]	16
Towd Point Mortgage Trust, Ser. 2023-1, CI. A1	3.75	1/25/2063	1,185,766	[a]	1,118,120
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	1,424,128	[a]	1,393,902
Verus Securitization Trust, Ser. 2020-1, Cl. A1	2.42	1/25/2060	228,223	[a]	216,370
				16,271,465
Consumer Discretionary - .3%
Caesars Entertainment, Inc., Sr. Scd. Notes	7.00	2/15/2030	105,000	[a]	106,032
Caesars Entertainment, Inc., Sr. Unscd. Notes	8.13	7/1/2027	1,190,000	[a]	1,215,254

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Consumer Discretionary - .3% (continued)
Warnermedia Holdings, Inc., Gtd. Notes	3.64	3/15/2025	3,155,000	[a]	3,054,734
				4,376,020
Consumer Staples - .1%
Newell Brands, Inc., Sr. Unscd. Notes	6.38	9/15/2027	1,006,000	[d]	993,425
Newell Brands, Inc., Sr. Unscd. Notes	6.63	9/15/2029	892,000	[d]	882,812
				1,876,237
Diversified Financials - 1.4%
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	4,308,000		3,531,313
Ally Financial, Inc., Gtd. Notes	8.00	11/1/2031	4,581,000		4,838,008
Discover Financial Services, Sr. Unscd. Notes	6.70	11/29/2032	1,026,000		1,086,636
LSEGA Financing PLC, Gtd. Notes	1.38	4/6/2026	3,953,000	[a]	3,547,117
LSEGA Financing PLC, Gtd. Notes	2.50	4/6/2031	1,701,000	[a]	1,464,381
Synchrony Financial, Sr. Unscd. Notes	2.88	10/28/2031	5,327,000		3,927,486
				18,394,941
Energy - 5.6%
Aker BP ASA, Gtd. Notes	3.10	7/15/2031	2,948,000	[a]	2,513,130
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., Sr. Unscd. Notes	2.06	12/15/2026	2,337,000		2,145,744
BP Capital Markets PLC, Gtd. Notes	4.38	6/22/2025	4,510,000	[c]	4,337,771
Cheniere Energy Partners LP, Gtd. Notes	3.25	1/31/2032	650,000		542,193
CITGO Petroleum Corp., Sr. Scd. Notes	7.00	6/15/2025	1,596,000	[a]	1,590,414
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Gtd. Notes	7.38	2/1/2031	227,000	[a]	227,236
CVR Energy, Inc., Gtd. Bonds	5.25	2/15/2025	1,713,000	[a]	1,658,347
DT Midstream, Inc., Sr. Scd. Notes	4.30	4/15/2032	2,982,000	[a]	2,704,191
Ecopetrol SA, Sr. Unscd. Notes	5.88	5/28/2045	525,000		343,200
EIG Pearl Holdings SARL, Sr. Scd. Bonds	4.39	11/30/2046	5,110,000	[a]	4,100,775
Enbridge, Inc., Gtd. Notes	5.70	3/8/2033	1,954,000		2,030,041
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unscd. Notes	5.75	1/30/2028	3,086,000	[a]	3,074,511
Energean Israel Finance Ltd., Sr. Scd. Notes	4.50	3/30/2024	1,972,566	[a]	1,931,142
Energy Transfer LP, Jr. Sub. Notes, Ser. G	7.13	5/15/2030	1,004,000	[c]	848,380
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	1,690,000		1,554,607
Energy Transfer LP, Sr. Unscd. Notes	4.95	6/15/2028	225,000		224,118

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Energy - 5.6% (continued)
Energy Transfer LP, Sr. Unscd. Notes	5.00	5/15/2050	1,703,000		1,447,675
Energy Transfer LP, Sr. Unscd. Notes	5.15	2/1/2043	1,085,000		952,085
Enterprise Products Operating LLC, Gtd. Notes	3.30	2/15/2053	2,616,000		1,887,785
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	4,261,000		3,330,112
Enterprise Products Operating LLC, Gtd. Notes	5.38	2/15/2078	64,000		52,322
EQT Corp., Sr. Unscd. Notes	5.68	10/1/2025	792,000		790,858
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes	6.75	1/15/2027	1,429,000	[a]	1,334,948
Kinder Morgan, Inc., Gtd. Notes	7.75	1/15/2032	2,290,000		2,664,966
Kinder Morgan, Inc., Gtd. Notes	8.05	10/15/2030	238,000		272,169
Korea National Oil Corp., Sr. Unscd. Notes	1.75	4/18/2025	1,934,000	[a,d]	1,821,873
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	855,000		835,547
MPLX LP, Sr. Unscd. Notes	4.25	12/1/2027	168,000		164,343
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	535,000		443,422
MPLX LP, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000		1,061,918
NGPL PipeCo LLC, Sr. Unscd. Notes	3.25	7/15/2031	2,644,000	[a]	2,249,546
NGPL PipeCo LLC, Sr. Unscd. Notes	7.77	12/15/2037	2,180,000	[a]	2,423,107
Occidental Petroleum Corp., Sr. Unscd. Notes	6.63	9/1/2030	3,684,000		3,936,317
ONEOK, Inc., Gtd. Notes	6.10	11/15/2032	779,000		814,906
Parkland Corp., Gtd. Notes	4.50	10/1/2029	3,911,000	[a]	3,431,433
Petroleos Mexicanos, Gtd. Notes	5.95	1/28/2031	712,000		526,758
Petroleos Mexicanos, Gtd. Notes	6.95	1/28/2060	232,000		142,494
Saudi Arabian Oil Co., Sr. Unscd. Notes	2.25	11/24/2030	3,988,000	[a]	3,412,659
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	1,136,000		1,112,235
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.50	3/1/2030	4,495,000		4,382,985
The Williams Companies, Inc., Sr. Unscd. Debs., Ser. A	7.50	1/15/2031	145,000		162,874
The Williams Companies, Inc., Sr. Unscd. Notes	4.50	11/15/2023	980,000		975,672
The Williams Companies, Inc., Sr. Unscd. Notes	6.30	4/15/2040	920,000		972,032
Transcontinental Gas Pipe Line Co., Sr. Unscd. Notes	3.95	5/15/2050	1,583,000		1,275,361
Valero Energy Corp., Sr. Unscd. Notes	4.00	6/1/2052	1,576,000		1,213,232

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Energy - 5.6% (continued)
Western Midstream Operating LP, Sr. Unscd. Notes	6.15	4/1/2033	356,000		362,305
				74,279,739
Environmental Control - .2%
Waste Management, Inc., Gtd. Notes	4.63	2/15/2030	3,035,000		3,074,894
Food Products - 1.0%
Bimbo Bakeries USA, Inc., Gtd. Notes	4.00	5/17/2051	2,595,000	[a]	2,110,607
JBS USA, Gtd. Notes	3.63	1/15/2032	1,477,000	[a,d]	1,241,389
Kraft Heinz Foods Co., Gtd. Notes	5.50	6/1/2050	1,351,000		1,365,413
MARB BondCo PLC, Gtd. Bonds	3.95	1/29/2031	1,426,000	[a]	1,048,764
NBM US Holdings, Inc., Gtd. Notes	6.63	8/6/2029	1,525,000	[a]	1,374,719
The J.M. Smucker Company, Sr. Unscd. Notes	4.25	3/15/2035	6,000,000		5,668,550
The Kroger Company, Sr. Unscd. Notes	5.40	1/15/2049	209,000		207,821
				13,017,263
Foreign Governmental - .4%
Colombia, Sr. Unscd. Notes	7.50	2/2/2034	414,000		398,041
Hungary, Sr. Unscd. Notes	6.75	9/25/2052	790,000	[a]	822,785
Romania, Sr. Unscd. Notes	7.63	1/17/2053	730,000	[a]	788,601
Saudi, Sr. Unscd. Notes	5.50	10/25/2032	2,280,000	[a]	2,470,489
Ukraine, Sr. Unscd. Notes	7.25	3/15/2035	2,223,000	[a]	376,754
Ukraine, Sr. Unscd. Notes	7.38	9/25/2034	1,255,000	[a]	207,075
				5,063,745
Forest Products & Paper - .3%
Inversiones CMPC SA, Gtd. Notes	3.85	1/13/2030	3,149,000	[a]	2,840,410
Suzano Austria GmbH, Gtd. Notes	3.75	1/15/2031	1,516,000		1,288,656
				4,129,066
Health Care - 2.2%
AbbVie, Inc., Sr. Unscd. Notes	4.05	11/21/2039	2,088,000		1,848,131
Alcon Finance Corp., Gtd. Notes	3.80	9/23/2049	3,237,000	[a]	2,581,982
Amgen, Inc., Sr. Unscd. Notes	5.25	3/2/2030	693,000		712,015
Amgen, Inc., Sr. Unscd. Notes	5.65	3/2/2053	1,659,000		1,720,000
Bayer US Finance II LLC, Gtd. Notes	4.63	6/25/2038	1,807,000	[a]	1,658,605
CommonSpirit Health, Sr. Scd. Bonds	2.78	10/1/2030	2,605,000		2,241,056
CVS Health Corp., Sr. Unscd. Notes	1.30	8/21/2027	2,627,000		2,304,505
CVS Health Corp., Sr. Unscd. Notes	4.25	4/1/2050	1,660,000		1,387,439
CVS Health Corp., Sr. Unscd. Notes	4.30	3/25/2028	355,000		350,808
CVS Health Corp., Sr. Unscd. Notes	5.05	3/25/2048	700,000		653,915
HCA, Inc., Gtd. Notes	3.13	3/15/2027	851,000	[a]	799,825
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Scd. Notes	4.13	4/30/2028	400,000	[a]	368,460

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Health Care - 2.2% (continued)
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Unscd. Notes	5.13	4/30/2031	200,000	[a]	178,405
Royalty Pharma PLC, Gtd. Notes	2.15	9/2/2031	2,258,000		1,802,322
Royalty Pharma PLC, Gtd. Notes	2.20	9/2/2030	4,242,000		3,479,478
STERIS Irish FinCo Unlimited Co., Gtd. Notes	2.70	3/15/2031	1,724,000		1,448,796
Tenet Healthcare Corp., Sr. Scd. Notes	4.88	1/1/2026	1,446,000		1,426,162
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes	5.13	5/9/2029	555,000	[d]	515,498
UnitedHealth Group, Inc., Sr. Unscd. Notes	3.05	5/15/2041	2,964,000		2,357,741
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		1,696,618
				29,531,761
Industrial - .6%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unscd. Notes	1.20	11/15/2025	3,470,000	[a]	3,123,146
Promontoria Holding BV, Sr. Scd. Notes	7.88	3/1/2027	2,895,000	[a]	2,929,986
Sydney Airport Finance Co., Sr. Scd. Notes	3.38	4/30/2025	70,000	[a]	67,967
TK Elevator US Newco, Inc., Sr. Scd. Notes	5.25	7/15/2027	1,825,000	[a]	1,708,212
				7,829,311
Information Technology - .3%
Fiserv, Inc., Sr. Unscd. Notes	5.60	3/2/2033	795,000		829,306
Oracle Corp., Sr. Unscd. Notes	5.55	2/6/2053	516,000		496,391
Vmware, Inc., Sr. Unscd. Notes	2.20	8/15/2031	3,657,000		2,900,401
				4,226,098
Insurance - 2.4%
Allianz SE, Jr. Sub. Bonds	3.20	10/30/2027	1,800,000	[a,c]	1,312,637
Allianz SE, Jr. Sub. Notes	3.50	11/17/2025	1,600,000	[a,c]	1,309,877
American International Group, Inc., Sr. Unscd. Notes	4.38	6/30/2050	4,150,000		3,563,928
Jackson National Life Global Funding, Scd. Notes	1.75	1/12/2025	4,774,000	[a]	4,466,326
Massachusetts Mutual Life Insurance Co., Sub. Notes	4.90	4/1/2077	179,000	[a]	158,515
MetLife, Inc., Jr. Sub. Bonds	9.25	4/8/2038	6,360,000	[a]	7,497,581
MetLife, Inc., Jr. Sub. Debs.	6.40	12/15/2036	3,862,000		3,878,471
Prudential Financial, Inc., Jr. Sub. Notes	5.63	6/15/2043	7,145,000		7,143,071

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Insurance - 2.4% (continued)
Prudential Financial, Inc., Jr. Sub. Notes	5.70	9/15/2048	264,000		256,840
The Allstate Corp., Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		2,264,804
				31,852,050
Internet Software & Services - .4%
Cablevision Lightpath LLC, Sr. Scd. Notes	3.88	9/15/2027	200,000	[a]	167,123
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	3,235,000		2,855,107
Netflix, Inc., Sr. Unscd. Notes	5.88	11/15/2028	1,184,000		1,246,862
Prosus NV, Sr. Unscd. Notes	3.26	1/19/2027	1,820,000	[a]	1,666,606
				5,935,698
Materials - .4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Scd. Notes	6.00	6/15/2027	200,000	[a]	199,199
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes	4.00	9/1/2029	797,000	[a,d]	650,085
LABL, Inc., Sr. Scd. Notes	5.88	11/1/2028	1,240,000	[a]	1,146,225
Sealed Air Corp., Sr. Scd. Notes	1.57	10/15/2026	3,734,000	[a]	3,294,176
Sealed Air Corp./Sealed Air Corp. US, Gtd. Notes	6.13	2/1/2028	175,000	[a]	177,803
				5,467,488
Media - .9%
AMC Networks, Inc., Gtd. Notes	4.25	2/15/2029	3,370,000		2,338,319
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,184,637
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.75	4/1/2048	2,154,000		1,832,542
CSC Holdings LLC, Gtd. Notes	6.50	2/1/2029	1,724,000	[a]	1,441,381
CSC Holdings LLC, Sr. Unscd. Notes	7.50	4/1/2028	1,250,000	[a]	782,776
UPC Broadband Finco BV, Sr. Scd. Notes	4.88	7/15/2031	4,750,000	[a]	4,103,858
Virgin Media Finance PLC, Gtd. Notes	5.00	7/15/2030	397,000	[a]	334,911
				12,018,424
Metals & Mining - .4%
AngloGold Ashanti Holdings PLC, Gtd. Notes	3.75	10/1/2030	2,163,000		1,910,542
Newcrest Finance Pty Ltd., Gtd. Notes	3.25	5/13/2030	1,171,000	[a]	1,052,491

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Metals & Mining - .4% (continued)
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	1,975,000		2,068,678
				5,031,711
Municipal Securities - .6%
California, GO (Build America Bond)	7.55	4/1/2039	270,000		355,090
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		4,652,737
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		1,072,887
University of Michigan, Revenue Bonds, Refunding, Ser. C	3.60	4/1/2047	2,449,000		2,197,627
				8,278,341
Real Estate - 2.2%
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	566,000		539,153
Boston Properties LP, Sr. Unscd. Notes	3.80	2/1/2024	1,932,000		1,890,287
Crown Castle, Inc., Sr. Unscd. Notes	1.05	7/15/2026	7,410,000		6,587,328
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	1,582,000		1,260,263
Extra Space Storage LP, Gtd. Notes	3.90	4/1/2029	871,000		816,819
Extra Space Storage LP, Gtd. Notes	5.70	4/1/2028	860,000		880,624
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	3.25	1/15/2032	1,100,000		903,049
Iron Mountain, Inc., Gtd. Notes	4.88	9/15/2029	1,885,000	[a]	1,722,134
Iron Mountain, Inc., Gtd. Notes	5.00	7/15/2028	312,000	[a]	294,138
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	2,170,000		1,733,683
SBA Tower Trust, Asset Backed Notes	2.59	10/15/2031	3,251,000	[a]	2,658,916
Scentre Group Trust 2, Gtd. Bonds	4.75	9/24/2080	9,348,000	[a]	8,425,820
Simon Property Group LP, Sr. Unscd. Notes	5.85	3/8/2053	1,185,000		1,206,264
WEA Finance LLC, Gtd. Notes	4.63	9/20/2048	148,000	[a]	104,293
				29,022,771
Retailing - .4%
AutoZone, Inc., Sr. Unscd. Notes	4.75	2/1/2033	2,195,000		2,182,243
Macy's Retail Holdings LLC, Gtd. Notes	5.88	3/15/2030	2,230,000	[a]	1,982,292
Murphy Oil USA, Inc., Gtd. Notes	3.75	2/15/2031	643,000	[a]	550,730
				4,715,265
Semiconductors & Semiconductor Equipment - 1.2%
Broadcom, Inc., Gtd. Notes	3.75	2/15/2051	1,103,000	[a]	813,260
Broadcom, Inc., Gtd. Notes	4.15	11/15/2030	2,922,000		2,719,149
Broadcom, Inc., Sr. Unscd. Notes	3.47	4/15/2034	5,975,000	[a]	4,938,851
Broadcom, Inc., Sr. Unscd. Notes	4.93	5/15/2037	3,960,000	[a]	3,617,674

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Semiconductors & Semiconductor Equipment - 1.2% (continued)
Intel Corp., Sr. Unscd. Notes	5.20	2/10/2033	395,000		403,550
Intel Corp., Sr. Unscd. Notes	5.70	2/10/2053	260,000		266,302
Micron Technology, Inc., Sr. Unscd. Notes	2.70	4/15/2032	1,175,000		941,402
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	4.30	6/18/2029	1,708,000		1,640,168
				15,340,356
Technology Hardware & Equipment - 1.0%
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	3,797,000	[a]	2,499,571
Dell International LLC/EMC Corp., Sr. Unscd. Notes	5.85	7/15/2025	1,233,000		1,259,678
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	1,265,000		1,302,332
Dell International LLC/EMC Corp., Sr. Unscd. Notes	8.35	7/15/2046	550,000		678,410
HP, Inc., Sr. Unscd. Notes	1.45	6/17/2026	5,797,000		5,242,635
Kyndryl Holdings, Inc., Sr. Unscd. Notes	2.05	10/15/2026	1,104,000		968,020
Western Digital Corp., Sr. Unscd. Notes	2.85	2/1/2029	1,048,000		830,116
				12,780,762
Telecommunication Services - 1.2%
AT&T, Inc., Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000		1,033,133
AT&T, Inc., Sr. Unscd. Notes	3.55	9/15/2055	7,416,000		5,267,716
Frontier Communications Holdings LLC, Sr. Scd. Notes	5.00	5/1/2028	1,271,000	[a]	1,117,383
Frontier Communications Holdings LLC, Sr. Scd. Notes	5.88	10/15/2027	166,000	[a]	152,954
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	1,010,000		878,355
T-Mobile USA, Inc., Gtd. Notes	2.40	3/15/2029	2,093,000		1,841,035
T-Mobile USA, Inc., Gtd. Notes	4.95	3/15/2028	533,000		538,922
Verizon Communications, Inc., Sr. Unscd. Notes	2.55	3/21/2031	3,008,000		2,562,342
Verizon Communications, Inc., Sr. Unscd. Notes	4.02	12/3/2029	2,045,000		1,964,675
				15,356,515
Transportation - .4%
Canadian Pacific Railway Co., Gtd. Notes	2.45	12/2/2031	3,142,000		2,805,707
Simpar Europe SA, Gtd. Notes	5.20	1/26/2031	3,614,000	[a]	2,677,647
Union Pacific Corp., Sr. Unscd. Notes	3.84	3/20/2060	98,000		80,009
				5,563,363

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - .5%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA	1.00	8/15/2047	5,308,386	[e]	4,725,236
Government National Mortgage Association, Ser. 2023-19, Cl. WB	5.70	11/20/2051	1,815,986		1,900,828
				6,626,064
U.S. Government Agencies Mortgage-Backed - 26.7%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050			8,404,835	[e]	7,023,886
2.50%, 7/1/2050-11/1/2050			10,266,761	[e]	9,079,517
3.00%, 9/1/2047-5/1/2050			16,629,727	[e]	15,147,408
3.50%, 8/1/2046			3,816,863	[e]	3,619,413
4.50%, 6/1/2052-10/1/2052			9,447,091	[e]	9,273,889
5.00%, 9/1/2052			5,851,649	[e]	5,934,594
5.50%, 9/1/2052-11/1/2052			8,250,951	[e]	8,493,053
Federal National Mortgage Association:
1.50%, 10/1/2035-11/1/2040			19,689,053	[e]	16,733,645
2.00%, 3/1/2036-9/1/2050			20,236,145	[e]	17,794,887
2.50%, 5/1/2037-4/1/2052			18,800,702	[e]	16,746,243
3.00%, 10/1/2030-8/1/2051			86,544,734	[e]	79,442,973
3.50%, 11/1/2042-6/1/2052			47,122,685	[e]	44,207,588
4.00%, 5/1/2052-7/1/2052			42,118,092	[e]	40,519,234
4.50%, 3/1/2038-7/1/2052			30,682,952	[e]	30,320,956
5.00%, 7/1/2052-9/1/2052			19,813,572	[e]	19,815,470
5.50%, 11/1/2052			5,384,068	[e]	5,471,623
Government National Mortgage Association II:
2.00%, 10/20/2050			7,908,254		6,728,665
2.50%, 11/20/2046-10/20/2050			10,380,532		9,248,643
3.00%, 8/20/2046-12/20/2048			6,195,297		5,743,668
4.00%, 1/20/2048			788,230		768,832
4.50%, 7/20/2048			1,489,720		1,477,500
				353,591,687
U.S. Treasury Securities - 15.6%
U.S. Treasury Bonds	1.25	5/15/2050	3,514,700		2,050,196
U.S. Treasury Bonds	1.38	8/15/2050	25,891,100		15,587,251
U.S. Treasury Bonds	1.63	11/15/2050	6,345,500		4,080,950
U.S. Treasury Bonds	1.75	8/15/2041	7,308,500		5,319,646
U.S. Treasury Bonds	1.88	11/15/2051	9,797,000		6,678,799
U.S. Treasury Bonds	2.25	2/15/2052	4,883,400		3,645,763
U.S. Treasury Bonds	2.38	5/15/2051	1,892,000		1,455,694
U.S. Treasury Bonds	2.88	5/15/2052	4,520,000		3,869,367
U.S. Treasury Bonds	3.00	8/15/2052	6,264,600	[d]	5,505,017
U.S. Treasury Bonds	3.13	2/15/2042	30,618,300		27,952,355

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Treasury Securities - 15.6% (continued)
U.S. Treasury Bonds	3.38	8/15/2042	3,173,900		2,989,913
U.S. Treasury Bonds	3.63	2/15/2053	2,308,100		2,289,166
U.S. Treasury Bonds	3.88	2/15/2043	1,713,100		1,731,703
U.S. Treasury Bonds	4.00	11/15/2042	4,983,000		5,134,047
U.S. Treasury Bonds	4.00	11/15/2052	1,283,300		1,362,905
U.S. Treasury Notes	0.63	12/31/2027	45,729,600		40,054,485
U.S. Treasury Notes	1.50	10/31/2024	12,353,400		11,842,857
U.S. Treasury Notes	1.75	3/15/2025	550,000		526,657
U.S. Treasury Notes	1.75	5/15/2023	27,405,000		27,374,711
U.S. Treasury Notes	2.00	2/15/2025	1,530,800		1,473,754
U.S. Treasury Notes	2.75	8/15/2032	7,132,800		6,752,198
U.S. Treasury Notes	3.13	8/31/2027	3,214,000		3,158,194
U.S. Treasury Notes	3.50	2/15/2033	4,239,200		4,264,701
U.S. Treasury Notes	3.88	11/30/2029	2,656,700		2,714,815
U.S. Treasury Notes	4.00	2/29/2028	11,284,100		11,534,025
U.S. Treasury Notes	4.00	2/28/2030	998,800		1,029,700
U.S. Treasury Notes	4.13	11/15/2032	2,946,500		3,110,399
U.S. Treasury Notes	4.25	9/30/2024	3,065,000		3,057,637
				206,546,905
Utilities - 4.9%
AES Andes SA, Jr. Sub. Notes	6.35	10/7/2079	3,750,000	[a]	3,486,724
AES Panama Generation Holdings Srl, Sr. Scd. Notes	4.38	5/31/2030	2,032,000	[a]	1,764,609
Ameren Corp., Sr. Unscd. Notes	1.75	3/15/2028	3,952,000		3,454,343
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		3,549,053
Baltimore Gas & Electric Co., Sr. Unscd. Notes	2.25	6/15/2031	5,026,000		4,278,316
Black Hills Corp., Sr. Unscd. Notes	3.88	10/15/2049	1,774,000		1,356,407
Black Hills Corp., Sr. Unscd. Notes	4.25	11/30/2023	100,000		98,971
CenterPoint Energy Houston Electric LLC, Mortgage Bonds	5.30	4/1/2053	358,000		375,409
CMS Energy Corp., Jr. Sub. Notes	3.75	12/1/2050	1,186,000		895,159
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 20B	3.95	4/1/2050	1,753,000		1,471,171
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.80	3/1/2033	2,736,000		2,855,823
Duke Energy Carolinas LLC, First Mortgage Bonds	3.95	11/15/2028	4,445,000		4,385,045
Duke Energy Corp., Sr. Unscd. Notes	3.15	8/15/2027	355,000		336,371
Duke Energy Corp., Sr. Unscd. Notes	5.00	8/15/2052	4,550,000		4,274,015
Edison International, Jr. Sub. Bonds, Ser. A	5.38	3/15/2026	4,365,000	[c]	3,898,054

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Utilities - 4.9% (continued)
EDP Finance BV, Gtd. Notes	6.30	10/11/2027	363,000	[a]	384,697
Enel Finance America LLC, Gtd. Notes	7.10	10/14/2027	820,000	[a]	880,580
Enel Finance International NV, Gtd. Notes	7.50	10/14/2032	871,000	[a]	975,667
Evergy Metro, Inc., Sr. Scd. Notes	4.20	6/15/2047	167,000		142,598
Exelon Corp., Sr. Unscd. Notes	3.40	4/15/2026	91,000		87,958
Exelon Corp., Sr. Unscd. Notes	4.05	4/15/2030	5,833,000		5,607,308
FirstEnergy Corp., Sr. Unscd. Notes, Ser. C	5.10	7/15/2047	1,379,000		1,274,306
Indiana Michigan Power Co., Sr. Unscd. Notes	5.63	4/1/2053	260,000		277,192
IPALCO Enterprises, Inc., Sr. Scd. Notes	4.25	5/1/2030	1,814,000		1,680,047
Jersey Central Power & Light Co., Sr. Unscd. Notes	2.75	3/1/2032	1,810,000	[a]	1,537,060
Light Servicos de Eletricidade SA/Light Energia SA, Gtd. Notes	4.38	6/18/2026	4,082,000	[a]	1,531,566
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	1,410,000		1,239,774
NiSource, Inc., Jr. Sub. Bonds	5.65	6/15/2023	134,000	[c]	127,823
NiSource, Inc., Sr. Unscd. Notes	3.60	5/1/2030	1,297,000		1,206,541
NiSource, Inc., Sr. Unscd. Notes	5.25	3/30/2028	337,000		344,400
Pacific Gas & Electric Co., First Mortgage Bonds	2.10	8/1/2027	2,060,000		1,804,478
Pacific Gas & Electric Co., First Mortgage Bonds	3.50	8/1/2050	2,598,000		1,697,492
Piedmont Natural Gas Co., Sr. Unscd. Notes	3.50	6/1/2029	3,262,000		3,054,496
Puget Energy, Inc., Sr. Scd. Notes	2.38	6/15/2028	1,709,000		1,522,720
Rochester Gas & Electric Corp., First Mortgage Bonds	3.10	6/1/2027	1,969,000	[a]	1,858,489
Sierra Pacific Power Co., Mortgage Notes, Ser. P	6.75	7/1/2037	550,000		619,722
Southern Co. Gas Capital Corp., Gtd. Notes	3.95	10/1/2046	98,000		78,101
Southern Co. Gas Capital Corp., Gtd. Notes	4.40	5/30/2047	211,000		180,018
				64,592,503
Total Bonds and Notes (cost $1,418,906,136)			1,301,330,578

STATEMENT OF INVESTMENTS (continued)

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 1.5%
U.S. Government Securities
U.S. Treasury Bills (cost $19,978,333)	11.88	5/11/2023	20,000,000	[f]	19,976,833
	1-Day Yield (%)		Shares
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,233,464)	4.96		5,233,464	[g]	5,233,464

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,106,520)	4.96		3,106,520	[g]	3,106,520
Total Investments (cost $1,447,224,453)			100.3%	1,329,647,395
Liabilities, Less Cash and Receivables			(0.3%)	(3,858,084)
Net Assets			100.0%	1,325,789,311

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $328,666,357 or 24.79% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

d Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $4,654,653 and the value of the collateral was $4,809,173, consisting of cash collateral of $3,106,520 and U.S. Government & Agency securities valued at $1,702,653. In addition, the value of collateral may include pending sales that are also on loan.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Security is a discount security. Income is recognized through the accretion of discount.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	28.4
Government	18.1
Financial	12.9
Energy	5.6
Consumer, Non-cyclical	5.4
Collateralized Loan Obligations	4.9
Utilities	4.9
Consumer, Cyclical	4.6
Asset Backed Securities	4.4
Industrial	3.2
Communications	2.5
Technology	2.4
Basic Materials	2.0
Investment Companies	.6
Banks	.4
Beverages	.0
100.3

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 4/30/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .4%	17,458,656	478,386,857	(490,612,049)	5,233,464	433,900
Investment of Cash Collateral for Securities Loaned - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .2%	2,784,305	129,398,111	(129,075,896)	3,106,520	63,436	††
Total - .6%	20,242,961	607,784,968	(619,687,945)	8,339,984	497,336

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	180	6/30/2023	36,981,897	37,109,531	127,634
U.S. Treasury 5 Year Notes	291	6/30/2023	32,007,409	31,934,977	(72,432)
U.S. Treasury Long Bond	563	6/21/2023	71,081,003	74,122,469	3,041,466
Futures Short
U.S. Treasury 10 Year Notes	160	6/21/2023	18,376,589	18,432,501	(55,912)
U.S. Treasury Ultra Long Bond	20	6/21/2023	2,686,184	2,828,125	(141,941)
Ultra 10 Year U.S. Treasury Notes	381	6/21/2023	44,896,352	46,273,643	(1,377,291)
Gross Unrealized Appreciation				3,169,100
Gross Unrealized Depreciation				(1,647,576)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,654,653)—Note 1(c):
Unaffiliated issuers	1,438,884,469	1,321,307,411
Affiliated issuers	8,339,984	8,339,984
Cash		739,983
Receivable for shares of Common Stock subscribed		11,847,725
Dividends, interest and securities lending income receivable		9,419,193
Receivable for investment securities sold		9,132,592
Cash collateral held by broker—Note 4		1,594,713
Receivable for futures variation margin—Note 4		946,418
Prepaid expenses		86,833
		1,363,414,852
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		461,197
Payable for investment securities purchased		31,603,314
Liability for securities on loan—Note 1(c)		3,106,520
Payable for shares of Common Stock redeemed		2,243,329
Directors’ fees and expenses payable		20,763
Other accrued expenses		190,418
		37,625,541
Net Assets ($)		1,325,789,311
Composition of Net Assets ($):
Paid-in capital		1,525,327,754
Total distributable earnings (loss)		(199,538,443)
Net Assets ($)		1,325,789,311

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	310,008,928	16,932,373	987,798,397	11,049,613
Shares Outstanding	33,443,392	1,825,685	106,548,517	1,191,619
Net Asset Value Per Share ($)	9.27	9.27	9.27	9.27

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2023

Investment Income ($):
Income:
Interest (net of $25,273 foreign taxes withheld at source)	46,752,148
Dividends from affiliated issuers	433,900
Income from securities lending—Note 1(c)	63,436
Total Income	47,249,484
Expenses:
Management fee—Note 3(a)	4,248,423
Shareholder servicing costs—Note 3(c)	1,740,840
Professional fees	152,786
Registration fees	130,628
Directors’ fees and expenses—Note 3(d)	124,855
Distribution fees—Note 3(b)	120,572
Prospectus and shareholders’ reports	50,766
Custodian fees—Note 3(c)	26,877
Loan commitment fees—Note 2	22,577
Chief Compliance Officer fees—Note 3(c)	18,622
Miscellaneous	72,337
Total Expenses	6,709,283
Less—reduction in expenses due to undertaking—Note 3(a)	(273,669)
Less—reduction in fees due to earnings credits—Note 3(c)	(44,128)
Net Expenses	6,391,486
Net Investment Income	40,857,998
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(87,671,035)
Net realized gain (loss) on futures	26,498,314
Net realized gain (loss) on swap agreements	(194,841)
Net Realized Gain (Loss)	(61,367,562)
Net change in unrealized appreciation (depreciation) on investments	27,104,853
Net change in unrealized appreciation (depreciation) on futures	(14,630,819)
Net Change in Unrealized Appreciation (Depreciation)	12,474,034
Net Realized and Unrealized Gain (Loss) on Investments	(48,893,528)
Net (Decrease) in Net Assets Resulting from Operations	(8,035,530)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2023	2022
Operations ($):
Net investment income	40,857,998	35,376,357
Net realized gain (loss) on investments	(61,367,562)	(11,209,384)
Net change in unrealized appreciation (depreciation) on investments	12,474,034	(158,440,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,035,530)	(134,273,036)
Distributions ($):
Distributions to shareholders:
Class A	(10,124,444)	(12,316,887)
Class C	(394,490)	(479,223)
Class I	(30,275,634)	(39,969,261)
Class Y	(61,063)	(85,422)
Total Distributions	(40,855,631)	(52,850,793)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	37,295,668	37,337,048
Class C	4,120,976	5,493,239
Class I	542,063,967	605,025,110
Class Y	10,300,579	390,086
Distributions reinvested:
Class A	9,284,576	11,327,596
Class C	393,738	477,418
Class I	30,232,551	39,914,935
Class Y	55,433	72,894
Cost of shares redeemed:
Class A	(65,760,525)	(71,983,703)
Class C	(4,433,879)	(6,826,242)
Class I	(562,186,615)	(618,326,263)
Class Y	(725,372)	(1,247,479)
Increase (Decrease) in Net Assets from Capital Stock Transactions	641,097	1,654,639
Total Increase (Decrease) in Net Assets	(48,250,064)	(185,469,190)
Net Assets ($):
Beginning of Period	1,374,039,375	1,559,508,565
End of Period	1,325,789,311	1,374,039,375

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2023	2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	4,074,343	3,469,588
Shares issued for distributions reinvested	1,009,536	1,061,018
Shares redeemed	(7,156,072)	(6,771,515)
Net Increase (Decrease) in Shares Outstanding	(2,072,193)	(2,240,909)
Class Ca
Shares sold	446,284	510,079
Shares issued for distributions reinvested	42,796	44,677
Shares redeemed	(479,970)	(639,940)
Net Increase (Decrease) in Shares Outstanding	9,110	(85,184)
Class Ib
Shares sold	58,800,410	56,790,336
Shares issued for distributions reinvested	3,283,356	3,739,942
Shares redeemed	(60,981,864)	(58,739,715)
Net Increase (Decrease) in Shares Outstanding	1,101,902	1,790,563
Class Y
Shares sold	1,107,002	35,731
Shares issued for distributions reinvested	6,003	6,801
Shares redeemed	(80,129)	(120,535)
Net Increase (Decrease) in Shares Outstanding	1,032,876	(78,003)

[a]

During the period ended April 30, 2023, 1,931 Class C shares representing $17,842 were automatically converted to 1,931 Class A shares and during the period ended April 30, 2022, 3,388 Class C shares representing $35,973 were automatically converted to 3,391 Class A shares.

[b]	During the period ended April 30, 2023, 78,725 Class A shares representing $739,305 were exchanged for 78,783 Class I shares
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.61	10.86	10.57	10.06	9.84
Investment Operations:
Net investment income[a]	.30	.22	.21	.27	.31
Net realized and unrealized gain (loss) on investments	(.34)	(1.14)	.34	.52	.22[b]
Total from Investment Operations	(.04)	(.92)	.55	.79	.53
Distributions:
Dividends from net investment income	(.30)	(.23)	(.24)	(.28)	(.31)
Dividends from net realized gain on investments	-	(.10)	(.02)	-	-
Total Distributions	(.30)	(.33)	(.26)	(.28)	(.31)
Net asset value, end of period	9.27	9.61	10.86	10.57	10.06
Total Return (%)[c]	(.39)	(8.72)	5.25	7.93	5.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.72	.73	.77	.78
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	3.20	2.03	1.93	2.60	3.15
Portfolio Turnover Rate	57.85	68.40	106.79	124.64	185.04[d]
Net Assets, end of period ($ x 1,000)	310,009	341,370	410,139	386,236	351,017

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c Exclusive of sales charge.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.62	10.87	10.57	10.07	9.84
Investment Operations:
Net investment income[a]	.22	.14	.13	.18	.23
Net realized and unrealized gain (loss) on investments	(.34)	(1.14)	.35	.52	.24[b]
Total from Investment Operations	(.12)	(1.00)	.48	.70	.47
Distributions:
Dividends from net investment income	(.23)	(.15)	(.16)	(.20)	(.24)
Dividends from net realized gain on investments	-	(.10)	(.02)	-	-
Total Distributions	(.23)	(.25)	(.18)	(.20)	(.24)
Net asset value, end of period	9.27	9.62	10.87	10.57	10.07
Total Return (%)[c]	(1.23)	(9.40)	4.55	7.01	4.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.49	1.49	1.53	1.56
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	2.45	1.28	1.18	1.75	2.39
Portfolio Turnover Rate	57.85	68.40	106.79	124.64	185.04[d]
Net Assets, end of period ($ x 1,000)	16,932	17,471	20,670	13,422	5,810

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c Exclusive of sales charge.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

	Year Ended April 30,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.61	10.86	10.57	10.06	9.83
Investment Operations:
Net investment income[a]	.31	.24	.24	.28	.31
Net realized and unrealized gain (loss) on investments	(.33)	(1.13)	.34	.54	.26[b]
Total from Investment Operations	(.02)	(.89)	.58	.82	.57
Distributions:
Dividends from net investment income	(.32)	(.26)	(.27)	(.31)	(.34)
Dividends from net realized gain on investments	-	(.10)	(.02)	-	-
Total Distributions	(.32)	(.36)	(.29)	(.31)	(.34)
Net asset value, end of period	9.27	9.61	10.86	10.57	10.06
Total Return (%)	(.14)	(8.50)	5.51	8.19	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.46	.48	.50	.47
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	3.44	2.27	2.17	2.71	3.35
Portfolio Turnover Rate	57.85	68.40	106.79	124.64	185.04[c]
Net Assets, end of period ($ x 1,000)	987,798	1,013,672	1,126,126	717,095	188,471

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	9.62	10.87	10.56	10.06	9.84
Investment Operations:
Net investment income[a]	.28	.25	.24	.29	.33
Net realized and unrealized gain (loss) on investments	(.31)	(1.13)	.36	.52	.22[b]
Total from Investment Operations	(.03)	(.88)	.60	.81	.55
Distributions:
Dividends from net investment income	(.32)	(.27)	(.27)	(.31)	(.33)
Dividends from net realized gain on investments	-	(.10)	(.02)	-	-
Total Distributions	(.32)	(.37)	(.29)	(.31)	(.33)
Net asset value, end of period	9.27	9.62	10.87	10.56	10.06
Total Return (%)	(.21)	(8.44)	5.75	8.12	5.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.41	.40	.41	.43	.63
Ratio of net expenses to average net assets	.41	.40	.41	.43	.45
Ratio of net investment income to average net assets	3.48	2.32	2.22	3.02	3.38
Portfolio Turnover Rate	57.85	68.40	106.79	124.64	185.04[c]
Net Assets, end of period ($ x 1,000)	11,050	1,527	2,573	6,842	57,889

a Based on average shares outstanding.

b The direction of this amount may be different than the change in the Statement of Operations for the year. This is due to timing of capital transactions including the merger on October 19, 2018 with Dreyfus Intermediate Term Income Fund.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended April 30, 2019 was 181.97%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is the sole series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

NOTES TO FINANCIAL STATEMENTS (continued)

on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair

NOTES TO FINANCIAL STATEMENTS (continued)

valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	58,385,755	-	58,385,755
Collateralized Loan Obligations	-	64,962,856	-	64,962,856
Commercial Mortgage-Backed	-	16,271,465	-	16,271,465
Corporate Bonds	-	581,603,760	-	581,603,760
Foreign Governmental	-	5,063,745	-	5,063,745
Investment Companies	8,339,984	-	-	8,339,984
Municipal Securities	-	8,278,341	-	8,278,341
U.S. Government Agencies Collateralized Mortgage Obligations	-	6,626,064	-	6,626,064
U.S. Government Agencies Mortgage-Backed	-	353,591,687	-	353,591,687

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
U.S. Treasury Securities	-	226,523,738	-	226,523,738
Other Financial Instruments:
Futures††	3,169,100	-	-	3,169,100
Liabilities ($)
Other Financial Instruments:
Futures††	(1,647,576)	-	-	(1,647,576)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest

NOTES TO FINANCIAL STATEMENTS (continued)

and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $8,648 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

Collateralized Debt Obligations (“CDO”) Risk: The risks of an investment in a CDO, including a Collateralized Bank Obligations or Collateralized Loan Obligations (“CLO”), depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class. Investments in CDOs may be more volatile, less liquid and more difficult to price than other types of investments.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $444,973, accumulated capital and other losses $78,664,463 and unrealized depreciation $121,318,953.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2023. The fund has $15,710,771 of short-term capital losses and $61,207,247 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2023 and April 30, 2022 were as follows: ordinary income $40,855,631 and $52,850,793, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2022 through September 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after September 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $273,669 during the period ended April 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the

NOTES TO FINANCIAL STATEMENTS (continued)

Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended April 30, 2023, the Distributor retained $4,835 from commissions earned on sales of the fund’s Class A shares and $902 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $120,572 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $790,193 and $40,191, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $139,251 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $44,128.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $26,877 pursuant to the custody agreement.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2023, the fund was charged $8,409 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2023, the fund was charged $18,622 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $370,801, Distribution Plan fees of $10,260, Shareholder Services Plan fees of $66,742, Custodian fees of $19,800, Chief Compliance Officer fees of $6,174 and Transfer Agent fees of $9,803, which are offset against an expense reimbursement currently in effect in the amount of $22,383.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures and swap agreements, during the period ended April 30, 2023, amounted to $694,896,495 and $723,446,700, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund. Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit

NOTES TO FINANCIAL STATEMENTS (continued)

risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. As of April 30, 2023, there were no outstanding credit default swaps.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	3,169,100	[1]	Interest rate risk	(1,647,576)	[1]
Gross fair value of derivative contracts	3,169,100			(1,647,576)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Swap Agreements	[2]	Total
Interest rate	26,498,314		-		26,498,314
Credit	-		(194,841)		(194,841)
Total	26,498,314		(194,841)		26,303,473

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[3]	Swap Agreements		Total
Interest rate	(14,630,819)		-		(14,630,819)
Total	(14,630,819)		-		(14,630,819)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.

[2]	Net realized gain (loss) on swap agreements.

[3]	Net change in unrealized appreciation (depreciation) on futures.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Interest rate futures	256,379,554

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2023:

Average Notional Value ($)
Credit default swap agreements	29,277

At April 30, 2023, the cost of investments for federal income tax purposes was $1,450,966,348; accordingly, accumulated net unrealized depreciation on investments was $121,318,953, consisting of $8,112,929 gross unrealized appreciation and $129,431,882 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc. (the “Company”)), including the statement of investments, as of April 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 77.04% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on October 31-November 1, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class Y shares with the performance of a group of institutional core plus bond funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional core plus bond funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional core plus bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one-year period when the fund’s total return performance was below the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended September 30, 2022 and was above the Performance Universe medians for all of the ten one-year periods ended September 30, 2022. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in eight of the ten calendar years shown. The Board noted that the fund had a four-star overall rating and a four-star rating for the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measure.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (and the lowest in the group), the fund’s actual management fee was higher than the Expense Group median and slightly lower than the Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (79)
Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 88

———————

Joni Evans (81)
Board Member (2015)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (2015)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Burton N. Wallack (72)
Board Member (2015)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (76)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 59

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2015.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since December 2015 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President since March 2022, Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023, and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 108 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Core Plus Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6347AR0423

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,999 in 2022 and $43,859 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,560 in 2022 and $24,727 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,660 in 2022 and $2,681 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,423,621 in 2022 and $1,706,473 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)